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                                                                    EXHIBIT 24.1

                           DIRECTORS AND OFFICERS OF
                            GEORGIA GULF CORPORATION
                       REGISTRATION STATEMENT ON FORM S-4

                               POWER OF ATTORNEY

    The undersigned directors and officers of Georgia Gulf Corporation, a Delaware corporation (the "Corporation"), do hereby constitute and appoint Edward A. Schmitt, Richard B. Marchese and Joel I. Beerman, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him/her and in his/her name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement (s) on Form S-4 relating to the registration for sale of the Corporation's 10 3/8% Senior Subordinated Notes due 2007 (the "Securities"), with any and all amendments, supplements and exhibits thereto (including pre-effective and post-effective amendments or supplements), to execute and file any and all other applications or other documents to be filed with the Commission and all documents required to be filed with any state securities regulators or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-4, with any and all amendments, supplements and exhibits thereto, each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                         EXECUTED AS OF MARCH 25, 2000

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
/s/ EDWARD A. SCHMITT                              /s/ RICHARD B. MARCHESE
------------------------------------------         ------------------------------------------
Edward A. Schmitt                                  Richard B. Marchese
President, Chief Executive Officer and             Vice President-Finance, Chief Financial
Director                                           Officer and Treasurer
(Principal Executive Officer)                      (Principal Financial and Accounting
                                                   Officer)

/s/ JAMES R. KUSE                                  /s/ JOHN E. AKITT
------------------------------------------         ------------------------------------------
James R. Kuse                                      John E. Akitt
Chairman of the Board and Director                 Director

/s/ JOHN D. BRYAN                                  /s/ DENNIS M. CHORBA
------------------------------------------         ------------------------------------------
John D. Bryan                                      Dennis M. Chorba
Director                                           Director

/s/ PATRICK J. FLEMING                             /s/ CHARLES T. HARRIS
------------------------------------------         ------------------------------------------
Patrick J. Fleming                                 Charles T. Harris
Director                                           Director

/s/ JERRY R. SATRUM                                /s/ EDWARD S. SMITH
------------------------------------------         ------------------------------------------
Jerry R. Satrum                                    Edward S. Smith
Director                                           Director
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